Exhibit 10.57
THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 21, 2013, is entered into by and among THE DIXIE GROUP, INC., a Tennessee corporation (“Dixie”), CANDLEWICK YARNS, LLC, an Alabama limited liability company (“Candlewick”), FABRICA INTERNATIONAL, INC., a California corporation (“Fabrica”), MASLAND CARPETS, LLC, a Georgia limited liability company (“Masland”; together with Dixie, Candlewick and Fabrica, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), THE PERSONS IDENTIFIED AS THE LENDERS ON THE SIGNATURE PAGES HERETO (the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of September 13, 2011 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) among Borrowers, the Lenders, the Agent, and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as arranger and book runner, the Lenders have extended commitments to make certain credit facilities available to the Borrowers; and
WHEREAS, the Borrowers have requested that the Lenders and the Agent enter into this Amendment to make certain changes to the Existing Credit Agreement; and
WHEREAS, the Agent and the Lenders are willing to amend the Existing Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:
PART 1
DEFINITIONS
SUBPART 1.1        Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
“Third Amendment Effective Date” shall have the meaning set forth in Subpart 3.1.
SUBPART 1.2        Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENTS

SUBPART 2.1        Amendment to Schedule 1.1 (Definitions). Effective on (and subject to the occurrence of) the Third Amendment Effective Date, Schedule 1.1 of the Existing Credit Agreement is amended by (a) deleting the reference to “$16,000,000” contained in subsection (2) of the definition of “Fixed Asset Availability Amount” and replacing such reference with “$15,000,000”, and (b) deleting the reference to “$11,500,000” contained in subsection (2) of the definition of “Susan Street Real Property Availability Amount” and replacing such reference with “$12,500,000”.

PART III
CONDITIONS TO EFFECTIVENESS OF PART II

SUBPART 3.1        Third Amendment Effective Date. Part II of this Amendment shall be and become effective as of the date hereof (the “Third Amendment Effective Date”), subject to the conditions set forth in this Part III having been satisfied.

SUBPART 3.2        Execution of Amendment. The Agent shall have received fully executed counterparts of this Amendment from the Borrowers and the Lenders.

SUBPART 3.3        Accuracy of Representations and Warranties. Each of the Loan Parties’ representations and warranties set forth in Section 4 of the Credit Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

PART IV
MISCELLANEOUS

SUBPART 4.1        No Additional Obligations. The Borrowers acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Borrowers rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or Lenders to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which the Agent or any Lender is a party (collectively, an “Additional Amendment” or “Consent”), and in the event that the Agent and the Lenders subsequently agree to consider any requested Additional Amendment or Consent, neither the existence of this Amendment nor any other conduct of the Agent or the Lenders related hereto, shall be of any force or effect on the Lenders’ consideration or decision with respect to any such requested Additional Amendment or Consent, and the Lenders shall not have any obligation whatsoever to consider or agree to any such Additional Amendment or Consent.

SUBPART 4.2        Acknowledgments and Stipulations. In order to induce Agent and Lenders to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that (a) the Loan Documents executed by each Borrower are legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (b) the Liens granted by each Borrower to Agent in the Collateral are valid and duly perfected, first priority Liens, subject only to Permitted Liens; (c) each of the recitals contained at the beginning of this Amendment is true and correct; and (d) prior to executing this Amendment, each Borrower consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Lender or any counsel to Agent or any Lender concerning the legal effects of this Amendment or any provision hereof.

SUBPART 4.3        Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4        References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement”, and all references in the other Loan Documents to the “Credit Agreement”, shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.5     Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that on the Third Amendment Effective Date and after giving effect to the amendments contained herein: (a) the representations and warranties contained in Section 4 of the Amended Credit Agreement shall be correct in all material respects on and as of such date as though made on and as of such date, and (b) no Default or Event of Default exists under the Amended Credit Agreement on and as of such date. Without limitation of the preceding sentence, each Borrower hereby expressly re-affirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 4.6     Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 12 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 4.7        Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures on Next Page]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	THE DIXIE GROUP, INC., a Tennessee corporation By: /s/ Jon Faulkner Name: Jon Faulkner Title: VP / CFO
CANDLEWICK YARNS, LLC. an Alabama limited liability company By: /s/ Jon Faulkner Name: Jon Faulkner Title: President
FABRICA INTERNATIONAL, INC., a California corporation By: /s/ Jon Faulkner Name: Jon Faulkner Title: President
MASLAND CARPETS, LLC, a Georgia limited liability company By: /s/ Jon FaulknerName: Jon Faulkner Title: President

AGENT AND LENDERS:	WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender By: /s/ Gary Forlenza Name: Gary Forlenza Title: VP
BANK OF AMERICA, N.A., a national banking association, as a Lender By: /s/ Robert B. H. Moore Name: Robert B. H. Moore Title: Senior Vice President

GUARANTOR’S ACKNOWLEDGEMENT
The undersigned, a guarantor of the “Obligations” of THE DIXIE GROUP, INC., a Tennessee corporation (“Dixie”), CANDLEWICK YARNS, LLC, an Alabama limited liability company (“Candlewick”), FABRICA INTERNATIONAL, INC., a California corporation (“Fabrica”), MASLAND CARPETS, LLC, a Georgia limited liability company (“Masland”; together with Dixie, Candlewick and Fabrica, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), under and as defined in that certain Credit Agreement dated as of September 13, 2011 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrowers, the lenders party thereto (the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as arranger and book runner, hereby (a) acknowledges receipt of the foregoing Third Amendment to Credit Agreement (the “Amendment”); (b) consents to the terms and execution thereof; (c) reaffirms its obligations pursuant to the terms of that certain Guaranty Agreement dated as of September 13, 2011 executed by the undersigned in favor of the Agent and Lenders (the “Guaranty”); and (d) acknowledges that the Agent and the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations to the Borrowers, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for the Borrowers’ present and future Obligations. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

C-KNIT APPAREL, INC., a Tennessee corporation By: /s/ Jon A. Faulkner Name: Jon A. Faulkner Title: President